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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

Global Cash Access Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada		89113
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On April 27, 2015, a proposed resale offering was commenced with respect to $350.0 million aggregate principal amount of 10.00% Senior Unsecured Notes due 2022 (the "Notes") of Global Cash Access, Inc. (the "Company"), a wholly owned subsidiary of Global Cash Access Holdings, Inc. ("GCA"). Pursuant to a Purchase Agreement, dated as of December 17, 2014, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative for the initial purchasers listed therein (the "Purchase Agreement"), the Company agreed to use commercially reasonable efforts to aid Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. (the "Selling Noteholders") in the resale of the Notes, including by preparing an updated offering memorandum and participating in reasonable marketing efforts including road shows, to the extent required therein (the "Resale Offering"). Neither GCA nor the Company will receive any proceeds of the Resale Offering.

        The Notes were originally issued to the Selling Noteholders (in their capacity as initial purchasers under the Purchase Agreement) on December 19, 2014 pursuant to the Purchase Agreement. The Notes are governed by an Indenture, dated as of December 19, 2014, between the Company , as issuer, and Deutsche Bank Trust Company Americas, as trustee, as amended by that certain Supplemental Indenture, dated as of December 19, 2014, among the Company, as issuer, GCA, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee.

        In connection with the Resale Offering, GCA is providing prospective purchasers of the Resale Offering with an updated offering memorandum that includes certain preliminary unaudited financial information and operating data for the three months ended March 31, 2015. A copy of such preliminary unaudited financial information and operating data is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report").

        In accordance with general instruction B.2 to Form 8-K, information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.    Regulation FD Disclosure.

        The disclosure required by this item is included in Item 2.02 and is incorporated herein by reference.

        In connection with the Resale Offering, GCA is also providing prospective purchasers of the Resale Offering with an updated offering memorandum that includes certain unaudited condensed combined statement of operations data for the twelve months ended December 31, 2014 which combines the historical GCA audited consolidated statement of operations data for its fiscal year ended December 31, 2014 with the historical Multimedia Games consolidated statement of operations data for the twelve-month period ended December 31, 2014. The updated offering memorandum also includes certain unaudited pro forma condensed combined financial data giving effect to GCA's acquisition (the "Merger") of Multimedia Games Holding Company, Inc. ("Multimedia Games"), the initial offering of the Notes and related financing transactions, and the application of the proceeds therefrom (the Merger and the foregoing transactions are collectively referred to as the "Transactions"), which occurred on December 19, 2014, as if the Transactions had occurred on January 1, 2014.

        The unaudited condensed combined and select summary consolidated historical financial data of GCA and Multimedia Games is attached hereto as Exhibit 99.2 and the unaudited pro forma condensed combined financial statements of GCA are attached hereto as Exhibit 99.3 and each are incorporated by reference herein. Such financial data are presented for illustrative purposes only and are not necessarily indicative of what the operating results or financial condition actually would have been had the Transactions been completed on the dates indicated. In addition, such financial data do not purport to project GCA's future operating results or financial condition, nor do they reflect the impact of any potential operational efficiencies, cost savings or economies of scale that GCA may achieve with respect to the combined operations of GCA and Multimedia Games. The unaudited condensed combined financial data and the unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Company and Multimedia Games.

        In connection with the Resale Offering, GCA also prepared the investor presentation being furnished as Exhibit 99.4 hereto and which is incorporated by reference herein. The information contained in the investor presentation is summary information that is intended to be considered in the context of GCA's filings with the Securities and Exchange Commission ("SEC") and other public announcements. GCA undertakes no duty or obligation to publicly update or revise this information.

        GCA's investor presentation, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), contains certain "non-GAAP financial measures" as that term is defined by the rules and regulations of the SEC. The non-GAAP financial measures used in the presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures as defined in the presentation may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information in the presentation, should be read in conjunction with GCA's financial statements filed with the SEC.

        The information contained under Item 7.01 in this Report, including Exhibits 99.1, 99.2, 99.3 and 99.4, is being furnished and, as a result, such information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        This Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

        This Report, including Exhibits 99.1, 99.2, 99.3 and 99.4, contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management's current expectations, beliefs, assumptions and estimates and are not guarantees of timing, future results or performance. These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, as discussed further in Exhibit 99.4.

Item 9.01.    Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Preliminary Unaudited Financial Information and Operating Data for the Three Months Ended March 31, 2015.
99.2	Summary Consolidated Historical and Condensed Combined Financial Data.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements.
99.4	Investor Presentation, dated April 2015.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.
Date: April 27, 2015
By:	/s/ RANDY L. TAYLOR Randy L. Taylor Chief Financial Officer

 Exhibit Index

Exhibit No.	Description
99.1	Preliminary Unaudited Financial Information and Operating Data for the Three Months Ended March 31, 2015.
99.2	Summary Consolidated Historical and Condensed Combined Financial Data.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements.
99.4	Investor Presentation, dated April 2015.

QuickLinks

  Item 2.02. Results of Operations and Financial Condition.
  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits .
SIGNATURES
Exhibit Index